EXHIBIT 99.1

Media Contact:	IR Contact:
Jaime Spuhler	Nate Swanson
T: 904.493.8851	T: 925.452. 3156
jspuhler@taleo.com	nswanson@taleo.com

Taleo Delivers Strong Second Quarter Results

-Application revenue increases 4% quarter-over-quarter and 40% year-over-year
-GAAP EPS of $0.01; Non-GAAP EPS of $0.17
-Increased demand for Talent Management suite sales
-Closes 8 large enterprise deals, including largest international deal to date

DUBLIN, CA – July 30, 2009 -- Taleo (NASDAQ: TLEO), the leading provider of on demand talent management solutions, today announced its financial results for the quarter ended June 30, 2009.

Quarterly highlights include:

-- GAAP revenues of $49.2 million for the second quarter of 2009, an increase of 30% year-over-year. Non-GAAP revenues increased to $49.5 million, which includes amounts excluded from GAAP revenue due to the write down of deferred revenue required under purchase accounting associated with the acquisition of Vurv Technology, Inc. (“Vurv”) on July 1, 2008.
-- Signed 146 new customers, including 12 new enterprise customers and 134 new Business Edition customers.
-- Closed 8 large enterprise deals with annual contract values in excess of $250,000, including one international deal in excess of $1 million in annual contract value.
-- Increased demand for enterprise Talent Management suite sales, including Recruiting and Performance or Compensation management offerings.
-- Record number of new Performance Management customers and three Compensation Management deals with strategic partner Worldwide Compensation.
-- GAAP net income of $234,000, or $0.01 per fully diluted share.
-- Non-GAAP net income of $5.6 million, or $0.17 per fully diluted share.

"Businesses of all sizes are taking a new look at priorities and ROI, and are recognizing the value of Talent Management products and practices to their success,” said Michael Gregoire, Taleo Chairman and CEO. "We are seeing this in the growing adoption of our unified set of Talent Management software solutions, as Taleo transforms and leads the industry.”

Other significant achievements included:

--  Acquired 12 new enterprise customers and closed 8 large enterprise deals with annual contract values in excess of $250,000, bringing Taleo's enterprise customer base to over 700 organizations around the world. New enterprise customers include: New South Wales Government, Nordstrom, SunTrust Bank, Meijer, NCR Corporation, L-3 Communications, Corrections Corporation of America and PricewaterhouseCoopers (Belgium).
--  Increased momentum in enterprise Talent Management suite sales. New customers buying Taleo's Talent Management suite offering include Vermeer Corporation, Stream Global Services and Oakley, which purchased Taleo’s Recruiting, Performance and Compensation Management solutions.
--  Record quarter in total Performance Management deals in both enterprise and Business Edition segments, including Veolia Group, CPS Energy, Phoebe Putney Memorial Hospital, Dow Jones and Company and Books-A-Million, and closed three Compensation Management deals with strategic partner Worldwide Compensation.
-- Signed 134 new Small and Medium-sized Customers. Taleo Business Edition, a recruiting solution targeted at companies with less than 5,000 employees, now has more than 3,400 customers. New Taleo Business Edition customers include: MTV Networks, Public Policy of California, City of Artesia, Imperial Toy Company and Emprise Bank.
--  Vurv conversions and commitments to convert to Taleo continues to track to expectations. Recent Vurv customers committing to Taleo include: American Family Insurance Group, Barclay’s Global Investors NA, Direct Supply, Wegman’s Food Markets, Hasbro, the City of College Station and Austin Industrial.

Taleo delivered the following financial results:

Revenue: Total revenue, in accordance with accounting principles generally accepted in the United States, or GAAP, for the second quarter was $49.2 million, representing an increase of 30% on a year-over-year basis. Application revenue for the second quarter was $43.0 million, an increase of 40% on a year-over-year basis. Total non-GAAP revenue for the second quarter of 2009 was $49.5 million, an increase of 31% year-over-year. Total non-GAAP application revenue for the second quarter was $43.3 million. The difference between GAAP and non-GAAP revenue reflects the amounts excluded from the GAAP revenue due to purchase accounting adjustments, which require the write down of deferred revenue associated with the Vurv acquisition in order to reflect fair value.

Net Income (Loss) and Net Income (Loss) Per Share to Common Stockholders: Net income was $234,000 for the second quarter, compared to a net loss of $(45,000) for the same period last year. Net income includes $3.6 million in amortization expense related to the acquisition of Vurv, as well as increased third party costs related to the Company's restatement-related revenue review. Net income for the second quarter of 2009 also includes share-based compensation expense of $2.6 million. Net income per fully diluted share was $0.01 for the second quarter of 2009 based on 32.6 million weighted average shares outstanding compared to a net loss per fully diluted share of $(0.00) for the same period in 2008 based on 25.7 million weighted average shares outstanding.

Non-GAAP Net Income and Non-GAAP Net Income Per Share: Non-GAAP net income, which includes amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for the Vurv acquisition, and excludes costs associated with the restatement-related revenue review, share-based compensation expense, amortization of acquired intangibles, restructuring and severance expense, non-cash tax valuation adjustment and non-cash income tax audit settlement, was $5.6 million for the second quarter of 2009, compared to a non-GAAP net income of $3.1 million in the same period last year. Non-GAAP net income per fully diluted share was $0.17 for the second quarter of 2009 based on 32.6 million weighted average shares outstanding compared to non-GAAP net income per fully diluted share of $0.11 for the same period in 2008 based on 29.1 million weighted average shares outstanding.

Conference Call Details

In conjunction with this announcement, Taleo will host a conference call 5:00pm EDT today to discuss the Company's second quarter 2009 financial results. A live and replay Webcast of the call will be available at the Investor Relations section of Taleo's website at www.taleo.com.

About Taleo

Taleo (NASDAQ: TLEO) is the leader in on-demand unified talent management solutions that empower organizations of all sizes to assess, acquire, develop and align their workforces for improved business performance. Approximately 4,100 organizations use Taleo for talent acquisition and performance management, including 46 of the Fortune 100 and approximately 3,400 small and medium sized businesses across 200 countries and territories. Known for its strong configurability and usability, Taleo runs on a world-class infrastructure and achieves 99.9% availability. Taleo's Talent Grid will harness the resources of the Taleo community of customers, candidates, and partners to power the talent needs of companies around the world.

Forward-looking Statements

This release contains forward-looking statements, including statements regarding Taleo’s future financial performance, new product development, market growth, the demand for Taleo’s solutions, the impact of Taleo’s acquisition of Vurv, and general business conditions. Any forward-looking statements contained in this press release are based upon Taleo's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Taleo's expectations as of the date of this press announcement. Subsequent events may cause these expectations to change, and Taleo disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Further information on potential factors that could affect actual results is included in Part II, Item 1A of Taleo’s Quarterly Report on Form 10-Q, as filed with the SEC on May 11, 2009, and in other reports filed by Taleo with the SEC.

Non-GAAP Financial Measures

Taleo has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP revenue, non-GAAP net income and non-GAAP net income per share. Taleo uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Taleo's ongoing operational performance. Taleo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Taleo's industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP revenue discussed above includes amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for the Vurv acquisition, and other non-GAAP measures include amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for the Vurv acquisition and exclude costs associated with the restatement-related revenue review, share-based compensation expense, amortization of acquired intangibles, restructuring and severance expense, non-cash tax valuation adjustment and non-cash income tax audit settlement. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. As previously mentioned, a reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Taleo Corporation
Condensed Consolidated Balance Sheets
(All amounts in thousands)
(Unaudited)

	June 30,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$61,969	$49,462
Restricted cash	521	521
Accounts receivable, net	45,539	49,167
Prepaid expenses and other current assets	11,337	10,977
Investment credits receivable	5,909	6,087
Total current assets	125,275	116,214

Property and equipment, net	26,394	25,250
Restricted cash	305	515
Goodwill	91,025	91,626
Other intangibles, net	37,671	44,802
Other assets	6,504	4,782
Total assets	$287,174	$283,189

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$21,784	$24,877
Deferred revenue - application services and customer deposits	54,682	54,421
Deferred revenue - consulting services	15,044	16,221
Capital lease obligation, short-term	758	1,101
Total current liabilities	92,268	96,620

Long-term deferred revenue - application services and customer deposits	547	777
Long-term deferred revenue - consulting services	12,168	9,594
Other liabilities	4,347	3,258
Capital lease obligation, long-term	232	519
Total liabilities	109,562	110,768

Stockholders' equity:
Capital stock	-	-
Additional paid-in capital	254,434	247,764
Accumulated deficit	(77,868)	(75,918)
Treasury stock	(221)	-
Accumulated other comprehensive income	1,267	575
Total stockholders' equity	177,612	172,421
Total liabilities and stockholders' equity	$287,174	$283,189

Taleo Corporation
Condensed Consolidated Statements of Operations
(All amounts in thousands except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
		As restated		As restated
Revenue:
Application	$43,011	$30,730	$84,215	$60,893
Consulting	6,179	7,172	13,058	12,839
Total revenue	49,190	37,902	97,273	73,732

Cost of revenue (note 1):
Application	9,830	6,320	18,759	12,574
Amortization of acquired intangibles	760	36	1,520	72
Total cost of application revenue	10,590	6,356	20,279	12,646
Consulting	6,238	5,559	12,508	11,283
Total cost of revenue	16,828	11,915	32,787	23,929

Gross profit	32,362	25,987	64,486	49,803

Operating expenses (note 1):
Sales and marketing	14,229	11,759	27,269	22,356
Sales - amortization of acquired intangibles	2,810	73	5,623	146
Research and development	8,865	7,365	17,417	14,398
General and administrative	7,627	7,200	17,393	13,788
Restructuring and severance	-	281	-	281
Total operating expenses	33,531	26,678	67,702	50,969

Loss from operations	(1,169)	(691)	(3,216)	(1,166)

Other income / (expense):
Interest income	54	518	194	1,296
Interest expense	(47)	(41)	(88)	(86)
Total other income	7	477	106	1,210

Income / (loss) before benefit from income tax	(1,162)	(214)	(3,110)	44

Benefit from income taxes	(1,396)	(169)	(1,160)	(472)

Net income / (loss) attributable to Class A common stockholders	$234	$(45)	$(1,950)	$516

Net income / (loss) per share attributable to Class A common stockholders - basic	$0.01	$(0.00)	$(0.06)	$0.02

Net income / (loss) per share attributable to Class A common stockholders - diluted	$0.01	$(0.00)	$(0.06)	$0.02

Weighted average Class A common shares - basic	30,417	25,708	30,341	25,538

Weighted average Class A common shares - diluted	32,611	25,708	30,341	28,994

NOTES

1. Includes share-based compensation expense pursuant to (SFAS 123(R))
Application cost of revenue	$141	$134	$267	$260
Consulting cost of revenue	264	192	483	373
Cost of revenue subtotal	405	326	750	633

Sales and marketing operating expense	711	887	1,169	1,522
Research and development operating expense	339	287	618	586
General and administrative operating expense	1,128	1,255	2,414	2,510
Operating expense subtotal	2,178	2,429	4,201	4,618

Total share-based compensation expense	$2,583	$2,755	$4,951	$5,251

Taleo Corporation
Condensed Consolidated Statements of Operations (Continued)
(All amounts in thousands except per share data)

Reconciliation of GAAP net income / (loss) and non-GAAP net income:
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
		As restated		As restated
GAAP net income / (loss) reported above	$234	$(45)	$(1,950)	$516
Add back:

Revenue
Non-GAAP application revenue	260	-	773	-
Non-GAAP service revenue	-	-	13	-
Total Non-GAAP revenue	260	-	786	-

Expenses
Revenue review expense	277	-	1,631	-
Share-based compensation expense (SFAS 123(R))	2,583	2,755	4,951	5,251
Amortization of acquired intangibles	3,570	109	7,143	218
Restructuring and severance expense	-	281	-	281
Non-cash tax valuation adjustment	-	-	-	(332)
Non-cash income tax audit settlement	(1,335)	-	(1,335)	-
	5,095	3,145	12,390	5,418

Non-GAAP net income	$5,589	$3,100	$11,226	$5,934

Non-GAAP net income per share
Basic	$0.18	$0.12	$0.37	$0.23
Diluted	$0.17	$0.11	$0.36	$0.20

Reconciliation of basic and fully diluted share count:
Basic	30,417	25,708	30,341	25,538
Add: Weighted Average - Series B common stock	-	462	-	512
Weighted Average - options and unreleased restricted stock	1,716	2,900	497	2,944
Weighted Average - Vurv escrow shares	478	-	478	-
Diluted	32,611	29,070	31,316	28,994

Taleo Corporation
CONSOLIDATED STATEMENTS OF CASH FLOWS
(All amounts in thousands)
(Unaudited)

	Six Months Ended June 30,
	2009	2008

		As restated
Cash flows from operating activities:
Net income / (loss)	$(1,950)	$516
Adjustments to reconcile net income / (loss) to net cash provided by operating activities:
Depreciation and amortization	13,589	4,726
Loss disposal of fixed assets	16	-
Amortization of tenant inducements	(76)	(76)
Share-based compensation expense	4,951	5,251
Director fees settled with stock	126	119
Bad debt expense	528	100
Changes in working capital accounts:
Accounts receivable	2,897	631
Prepaid expenses and other assets	(1,795)	(3,648)
Investment credit receivable	509	(1,393)
Accounts payable and accrued liabilities	(3,549)	3,877
Deferred revenue & customer deposits	1,206	9,039
Net cash provided by operating activities	16,452	19,142
Cash flows from investing activities:
Purchases of property and equipment	(5,340)	(3,625)
Restricted cash - decrease	210	210
Net cash used in investing activities	(5,130)	(3,415)
Cash flows from financing activities:
Principal payments on capital lease obligations	(630)	(24)
Treasury stock acquired to settle employee withholding liability	(339)	(572)
Proceeds from stock options exercised and ESPP shares	1,711	3,426
Net cash provided by financing activities	742	2,830
Effect of exchange rate changes on cash and cash equivalents	443	43
Increase in cash and cash equivalents	12,507	18,600
Cash and cash equivalents:
Beginning of period	49,462	86,135
End of period	$61,969	$104,735
Supplemental cash flow disclosures:
Cash paid for interest	$40	$1
Cash paid for income taxes	$271	$-
Supplemental disclosure of non-cash financing and investing activities:
Property and equipment purchases included in accounts payable and accrued liabilities	$3,467	$2,487
Class B common stock exchanged for Class A common stock	$-	$96

# # #

Investor Contact : Nate Swanson 925-452-3156 e-mail: nswanson@taleo.com